Exhibit 10.2

AMENDMENT TO EXECUTIVE SERVICE AGREEMENT

This Amendment is made on April 13, 2007 to the Executive Service Agreement, dated October 1, 2005 (“Agreement”) and agreed to be effective from 31 December 2006.

Between

(1)	Blockbuster Entertainment Limited (“Blockbuster”), a company incorporated in England and Wales under registration number 2111417, the registered office of which is Harefield Place, The Drive, Uxbridge, Middlesex, UB10 8AQ, a subsidiary of Blockbuster Inc.; and

(2)	Christopher Wyatt (“you”).

Paragraph 18 of the Agreement provides that the Agreement may be changed only by a writing signed by both parties. Blockbuster and you now desire to amend Paragraph 9(b) of the Agreement. As used in this Amendment, terms that begin with an initial capital letter have the same meanings as such terms have in the Agreement unless a contrary meaning is specified in this Amendment.

Blockbuster and you agree to vary the terms of the Agreement with effect from 31 December 2006, as set out below:

1.	The following is substituted for Paragraph 9(b)(ii) of the Agreement:

(ii) If Blockbuster terminates your Employment under Paragraph 9(b) and conditioned on you entering into a valid waiver of claims (a “Compromise Agreement”) against Blockbuster and its affiliated companies in a form satisfactory to Blockbuster then Blockbuster will make a lump sum payment to you of GBP512,840 payable in July of 2007 at the end of the six (6) month notice period.

2.	Sub-clauses 9(b)(ii)(1) and (2)(A),(B) and (iii) in the Agreement are deleted.

3.	In all other respects, the Agreement remains unchanged and in full force and effect.

This Deed may be executed in any number of counterparts.

Amendment to Executive Service Agreement – Page 2

EXECUTED as a Deed by:

Blockbuster Entertainment Limited		BLOCKBUSTER INC.
Director

/s/ Nicholas P. Shepherd		By:	/s/ Nicholas P. Shepherd

Date:	April 13, 2007	Date:	April 13, 2007

Blockbuster Entertainment Limited
Director

/s/ Thomas Kurrikoff

Date:	April 13, 2007

SIGNED as a Deed and DELIVERED

By:	/s/ Christopher Wyatt
Christopher Wyatt

Date:	April 13, 2007

In the presence of:

Witness signature:	/s/ Melanie Smith

Date:	April 13, 2007

Address:	Morgan Russell, Esher, Surrey

Occupation:	Solicitor